Consent of Independent Certified Public Accountant


     I consent to the use in this Registration Statement on Form SB-2, SEC File No. 333-67260, of my report dated August 8, 2001, relating to the financial statements Fuel Centers, Inc., and to the reference to my firm under the caption "Experts" in the Prospectus.

                                       /s/ Quintanilla

                                       A Professional Accountancy Corporation
                                       Laguna Niguel, California

                                       October 18, 2001